SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                                 -------------

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 8, 1999

                       RECKSON SERVICE INDUSTRIES, INC.
            (Exact name of Registrant as specified in its Charter)




                                   Delaware
                           (State of Incorporation)

              1-14183                                 11-3383642
     (Commission File Number)                  (IRS Employer Id. Number)

          225 Broadhollow Road                                     11747
           Melville, New York                                   (Zip Code)
(Address of principal executive offices)

                                (516) 719-7400
             (Registrant's telephone number, including area code)

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     The Company considers certain statements set forth herein to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, with respect to the Company's expectations for future periods. Certain forward-looking statements, including, without limitation, statements relating to the financing of the Company's operations, the timing and success of the mergers and the ability to integrate and manage effectively its acquisitions, involve certain risks and uncertainties. Although the Company believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, the actual results may differ materially from those set forth in the forward-looking statements and the Company can give no assurance that its expectations will be achieved. Certain factors that might cause the results of the Company to differ materially from those indicated by such forward-looking statements include, among other factors, general economic conditions, the Company's dependence upon financing from Reckson Operating Partnership, L.P. and conflicts of interest of management. Consequently, such forward-looking statements should be regarded solely as reflections of the Company's current operating and development plans and estimates. These plans and estimates are subject to revision from time to time as additional information becomes available, and actual results may differ from those indicated in the referenced statements.

Item 2.    Acquisition or Disposition of Assets

     On January 8, 1999, Reckson Executive Centers, Inc. ("REC"), an executive office suite business with 8 executive office suite centers, and Interoffice Superholdings Corporation ("Interoffice"), a company that owns 36 executive office suite centers, merged with Alliance National Incorporated ("Alliance"), a Nevada corporation that owns 90 executive office suite centers in 37 markets across the country (the "Merger"). Prior to the Merger, REC and Interoffice were majority-owned subsidiaries of Reckson Service Industries, Inc. ("RSI"). Pursuant to the terms of the Merger, RSI and the other stockholders of REC and Interoffice received an approximately 40% equity interest in Alliance in the form of 100% of the outstanding Series C preferred stock of Alliance ("Series C Preferred Stock"). RSI and the other stockholders of Interoffice hold the Series C Preferred Stock received in respect of the Merger of Interoffice through Interoffice Superholdings, LLC ("IS LLC"), a newly formed Delaware limited liability company of which RSI is the sole manager. Likewise, RSI holds the Series C Preferred Stock received in respect of the merger of REC through Reckson Office Centers LLC ("REC LLC"), a newly formed Delaware limited liability company of which a subsidiary of RSI is the managing member. Pursuant to the Merger and related pending transactions, RSI will own indirectly approximately 24% of Alliance through its ownership interest in IS LLC and REC LLC.

     Alliance and RSI have also entered into an intercompany agreement pursuant to which RSI has the opportunity to be the exclusive provider of certain business services to Alliance, provided certain third party and "most-favored nation" conditions are satisfied.

     In connection with the Merger of Interoffice into Alliance, RSI obtained an option to purchase the Class D units in IS LLC, which entitle the holder to certain governance rights regarding IS LLC, from a stockholder of Interoffice for $6.5 million. If the option is not exercised, the stockholder has the right to sell the Class D units in IS LLC to RSI for $8.5 million. Also in connection with the Merger, RSI paid $3.5 million to another stockholder of Interoffice for an option to purchase 11.875% of the equity interests in IS LLC (which represents approximately 4.75% of Alliance) for a purchase price of $6.75 million, which option generally may be exercised after July 8, 2001. Certain members of IS LLC also have the right to sell their interests in IS LLC to RSI at a price equal to fair market value at the time of sale.

     In connection with the Merger, the stockholders of Alliance, including IS LLC and REC LLC, entered into a stockholder's agreement (the "Stockholder's Agreement") pursuant to which holder's of Series C Preferred Stock have the right to nominate four of the ten members of the board of directors of Alliance (the "Board"), including the Chairman of the Board. A significant number of items presented to the Board will require the separate approval of a majority of the representatives of the Series C Preferred Stock on the Board, including significant acquisitions, sale or leasing of assets, approval of Alliance's annual operating budget, certain borrowings and capital expenditures by Alliance, the hiring or termination of certain executives and other matters. The holders of Series C Preferred Stock also have the right to appoint half of the members of the executive and audit committees of the Board. The preferred stockholders of Alliance (including the holders of Alliance's Class A Preferred Stock, Class B Preferred Stock and Class C Preferred Stock) were granted super-majority voting rights with respect to certain corporate actions, including the issuance of equity securities, mergers, changes to the charter documents of Alliance and other matters. In addition, the Stockholder's Agreement contains non-competition provisions applicable to RSI, as well as provisions limiting the rights of the Series C Preferred Stock in the event RSI is acquired by certain competitors of Alliance.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a) and (b) Financial Statements and Pro Forma Financial Information

     Financial statements and pro forma financial information relating to the acquisition described in Item 2 have not been included in this report and will be filed on or before March 24, 1999.

     (c) Exhibits

     10.1 Limited Liability Company Agreement of Interoffice Superholdings LLC dated as of August 14, 1998 by and among Interoffice Superholdings LLC, RSI I/O Holdings, Inc., JAH I/O, LLC, RFIA, LLC and Rieger I/O LLC.

     10.2 Fourth Amended and Restated Stockholder's Agreement dated January 8, 1999 by and among Alliance National Incorporated and the securityholders identified therein.

     10.3 Letter Agreement dated November 9, 1998 by and between JAH I/O LLC and Reckson Management Group, Inc., Reckson Service Industries, Inc., RSI I/O Holdings, Inc. and Reckson Office Centers, LLC.

     10.4 Letter Agreement dated November 9, 1998 by and between Reckson Service Industries, Inc. and RFIA, LLC.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  RECKSON SERVICE INDUSTRIES, INC.



                                  By:   /s/ Michael Maturo
                                     ---------------------------------
                                     Michael Maturo
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer

Date:  January 25, 1999